SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 31, 2008 (October 27, 2008)

ORSUS XELENT TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-117718	20-1198142
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification)

12th Floor, Tower B, Chaowai MEN Office Building
26 Chaowai Street, Chaoyang Disc.
Beijing, People's Republic Of
China 100020
(Address of principal executive offices)

86-10-85653777
(Registrant's telephone number, including area code)

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b) On October 27, 2008, Howard S. Barth resigned from his position as a member of the Board of Directors (the “Board”) of Orsus Xelent Technologies, Inc. (the “Company”) and all position held on the Board’s committees.

Item 8.01 Other Events.

On October 31, 2008, Zhang Zhixiang, currently a member of the Board’s Audit Committee, was appointed as Chairman of the Board’s Audit Committee.

The Company issued a press release on October 31, 2008 announcing the appointment of Zhang Zhixiang as the Chairman of the Board’s Audit Committee, a copy of which is included as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1	Press Release of Orsus Xelent Technologies, Inc., dated October 31, 2008.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 31, 2008

ORSUS XELENT TECHNOLOGIES, INC.

By:	/s/ Xin Wang
Name: Xin Wang
Title: Chief Executive Officer